UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 27, 2019

Marsh & McLennan Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 27, 2019, Marsh & McLennan Companies, Inc. (the “Company”) closed its previously announced sale of $250 million aggregate principal amount of its 4.375% Senior Notes due 2029 (the “Notes”). The Notes constitute a further issuance of the 4.375% Senior Notes due 2029, of which the Company issued $1.25 billion aggregate principal amount on January 15, 2019.

The Notes were registered under the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-226427) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on July 30, 2018 and were offered by means of the Company’s prospectus dated July 30, 2018, as supplemented by the prospectus supplement dated March 20, 2019.

The Notes were issued on March 27, 2019 pursuant to the Indenture dated July 15, 2011, by and between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, as supplemented by the Eleventh Supplemental Indenture (the “Supplemental Indenture”), dated as of January 15, 2019, by and between the Company and the Trustee, filed as Exhibit 4.1 and incorporated herein by reference to the Company’s Current Report on Form 10-K dated January 15, 2019. The form of the Notes is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

The foregoing descriptions of the Supplemental Indenture and the Notes contained herein are summaries and are qualified in their entirety by the Supplemental Indenture and the forms of Notes attached hereto as Exhibits 4.1 through 4.2, respectively.

Item 8.01	Other Events

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Eleventh Supplemental Indenture, dated January 15, 2019, between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed on January 15, 2019).

4.2	Form of 4.375% Senior Notes due 2029 (included in Exhibit 4.1 above).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell (included in Exhibit 5.1 above).

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Eleventh Supplemental Indenture, dated January 15, 2019, between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed on January 15, 2019).

4.2	Form of 4.375% Senior Notes due 2029 (included in Exhibit 4.1 above).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & MCLENNAN COMPANIES, INC.

By:	/s/ Katherine J. Brennan
Name:	Katherine J. Brennan
Title:	Deputy General Counsel, Chief Compliance Officer & Corporate Secretary

Date: March 27, 2019